Exhibit 10.152

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following lease agreements were not filed as exhibits to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Primrose Retirement Community of Casper, Casper, Wyoming, Lease Agreement dated as of February 16, 2012, by and between CHT Casper WY Senior Living, LLC and TSMM Management, LLC.

2.	Primrose Retirement Community of Grand Island, Grand Island, NE, Lease Agreement dated as of February 16, 2012, by and between CHT Grand Island NE Senior Living, LLC and TSMM Management, LLC.

3.	Sweetwater Retirement Community, Billings, Montana, Lease Agreement dated as of February 16, 2012, by and between CHT Billings MT Senior Living, LLC and TSMM Management, LLC.

4.	Primrose Retirement Community of Mansfield, Mansfield, OH, Lease Agreement dated as of February 16, 2012, by and between CHT Mansfield OH, LLC and TSMM Management, LLC.

5.	Lease Agreement dated August 31, 2012, by and between Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC.

6.	Lease Agreement dated August 31, 2012, by and between Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC.

7.	Lease Agreement dated as of December 19, 2012, by and between CHT Lima OH Senior Living, LLC and TSMM Management, LLC.

8.	First Amendment to Lease Agreement dated as of August 15, 2013, by and between CHT LIMA OH Senior Living and TSMM Management, LLC.

9.	Lease Agreement dated as of December 19, 2012, by and between CHT Council Bluffs IA Senior Living, LLC and TSMM Management, LLC.

10.	First Amendment to Lease Agreement dated as of August 15, 2013, by and between CHT Council Bluffs IA Senior Living and TSMM Management, LLC.

11.	Lease Agreement dated as of December 19, 2012, by and between CHT Decatur IL Senior Living, LLC and TSMM Management, LLC.

12.	Lease Agreement dated as of December 19, 2012, by and between CHT Aberdeen SD Senior Living, LLC and TSMM Management, LLC.

13.	Lease Agreement dated as of May 31, 2013, by and between CHP Broadway Healthcare Owner, LLC, as Landlord, and Broadway Health and Rehab, LLC, as Tenant.

14.	Lease Agreement dated as of May 31, 2013, by and between CHP Jonesboro Healthcare Owner, LLC, as Landlord, and Jonesboro Health and Rehab, LLC, as Tenant.

15.	Lease Agreement dated as of May 31, 2013, by and between CHP Magnolia Healthcare Owner, LLC, as Landlord, and Magnolia Health and Rehab, LLC, as Tenant.

16.	Lease Agreement dated as of May 31, 2013, by and between CHP Mine Creek Healthcare Owner, LLC, as Landlord, and Mine Creek Health and Rehab, LLC, as Tenant.

17.	Lease Agreement dated as of May 31, 2013, by and between CHP Searcy Healthcare Owner, LLC, as Landlord, and Searcy Health and Rehab, LLC, as Tenant.

The following agreements were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Lima OH Senior Living, LLC.

2.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Council Bluffs IA Senior Living, LLC.

3.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Decatur IL Senior Living, LLC.

4.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Aberdeen SD Senior Living, LLC.

The following management agreements were not filed as exhibits to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Vinton IA Assisted Living Tenant, LLC.

2.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Nevada IA Assisted Living Tenant, LLC.

3.	Property Management Agreement effective July 10, 2013, between Healthcare Equity Partners, LLC and CHP Knoxville Plaza B MOB Owner, LLC.

4.	Property Management Agreement effective July 10, 2013, between Healthcare Equity Partners, LLC and CHP Central Wing Annex MOB Owner, LLC.

5.	Property Management Agreement effective July 10, 2013, between Healthcare Equity Partners, LLC and CHP Jefferson Commons Condo MOB Owner, LLC.

6.	Property Management and Leasing Agreement dated August 16, 2013, by and between CHP Chestnut Commons OH MOB Owner, LLC and Holladay Property Services Midwest, Inc.

7.	Property Management and Leasing Agreement dated August 16, 2013, by and between CHP Leawood KS MOB Owner, LLC and Holladay Property Services Midwest, Inc.

8.	Property Management and Leasing Agreement dated August 16, 2013, by and between CHP North Mountain AZ MOB Owner, LLC and Holladay Property Services Midwest, Inc.

The following promissory notes were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Multifamily Note ($11,031,000.00) dated as of August 31, 2012, made by CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

2.	Multifamily Note ($12,758,000.00) dated as of August 31, 2012, made by CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

3.	Multifamily Note ($12,245,000.00) dated as of August 31, 2012, made by CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

4.	Multifamily Note ($10,157,000.00) dated as of August 31, 2012, made by CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

5.	Promissory Note ($15,052,100.00) (Symphony Manor) dated December 21, 2012, made by CHT Symphony Manor MD Owner, LLC and CHT Symphony Manor MD Tenant Corp. in favor of The Prudential Insurance Company of America.

6.	Promissory Note ($7,782,000.00) (Curry House) dated December 21, 2012, made by CHT Curry House MI Owner, LLC and CHT Curry Hosue MI Tenant Corp. in favor of The Prudential Insurance Company of America.

7.	Promissory Note ($8,127,300.00) (Tranquility at Fredericktowne) dated December 21, 2012, made by CHT Tranquility at Fredericktowne MD Owner, LLC and CHT Tranquility at Fredericktowne MD Tenant Corp. in favor of The Prudential Insurance Company of America.

8.	Promissory Note ($9,357,300.00) (Woodholme Gardens) dated December 21, 2012, made by CHT Woodholme Gardens MD Owner, LLC and CHT Woodholme Gardens MD Tenant Corp. in favor of The Prudential Insurance Company of America.

The following loan agreements/mortgages were not filed as exhibits to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Casper WY Senior Living, LLC, in favor of KeyBank National Association.

2.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Grand Island NE Senior Living, LLC, in favor of KeyBank National Association.

3.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dates as of February 16, 2012, made by CHT Billings MT Senior Living, LLC, LLC, in favor of KeyBank National Association.

4.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Mansfield OH Senior Living, LLC, in favor of KeyBank National Association.

5.	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Nebraska) dated as of August 31, 2012, by CHT Grand Island NE Senior Living, LLC to Chicago Title Insurance Company f/b/o Keycorp Real Estate Capital Markets, Inc.

6.	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Wyoming) dated as of August 31, 2012, by CHT Casper WY Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

7.	Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Mansfield OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

8.	Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Marion OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

9.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC in favor of KeyBank National Association.

10.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC in favor of KeyBank National Association.

11.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Lima OH Senior Living, LLC in favor of KeyBank National Association.

12.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Council Bluffs IA Senior Living, LLC in favor of KeyBank National Association.

13.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Decatur IL Senior Living, LLC in favor of KeyBank National Association.

14.	Mortgage – One Hundred Eighty Day Redemption Mortgage – Collateral Real Estate Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Aberdeen SD Senior Living, LLC in favor of KeyBank National Association.

15.	Mortgage and Security Agreement (First) dated December 21, 2012, made by CHT Curry House MI Owner, LLC and CHT Curry House MI Tenant Corp. to The Prudential Insurance Company of America.

16.	Purchase Money Deed of Trust and Security Agreement (First) dated December 21, 2012, made by CHT Symphony Manor MD Owner, LLC and CHT Symphony Manor MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

17.	Purchase Money Deed of Trust and Security Agreement (First) dated December 21, 2012, made by CHT Woodholme Gardens MD Owner, LLC and CHT Woodholme Gardens MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

18.	Purchase Money Deed of Trust and Security Agreement (First) dated December 21, 2012, made by CHT Tranquility of Fredericktowne MD Owner, LLC and CHT Tranquility of Fredericktowne MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

19.	Mortgage and Security Agreement (Second) dated December 21, 2012, made by CHT Curry House MI Owner, LLC and CHT Curry House MI Tenant Corp. in favor of The Prudential Insurance Company of America.

20.	Purchase Money Deed of Trust and Security Agreement (Second) dated December 21, 2012, made by CHT Symphony Manor MD Owner, LLC and CHT Symphony Manor MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

21.	Purchase Money Deed of Trust and Security Agreement (Second) dated December 21, 2012, made by CHT Woodholme Gardens MD Owner, LLC and CHT Woodholme Gardens MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

22.	Purchase Money Deed of Trust and Security Agreement (Second) dated December 21, 2012, made by CHT Tranquility of Fredericktowne MD Owner, LLC and CHT Tranquility of Fredericktowne MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

23.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

24.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

25.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

26.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

27.	Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Broadway Healthcare Owner, LLC, to Keybank National Association.

28.	Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Jonesboro Healthcare Owner, LLC to Keybank National Association.

29.	Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Magnolia Healthcare Owner, LLC, to Keybank National Association.

30.	Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Mine Creek Healthcare Owner, LLC, to Keybank National Association.

31.	Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Searcy Healthcare Owner, LLC, to Keybank National Association.

32.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 19, 2013 executed by CHT Lima OH Senior Living, LLC in favor of Keybank National Association, as Agent.

33.	Leasehold Deed of Trust and Security Agreement (North Mountain Medical Plaza) dated August 16, 2013, by CHP North Mountain AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

34.	Deed of Trust (Escondido Medical Arts Centre) dated August 16, 2013, by CHP Escondido CA MOB Owner, LLC for the benefit of The Prudential Insurance Company of America.

35.	Open-End Mortgage and Security Agreement (Cleveland Clinic Chestnut Commons) dated August 16, 2013, by CHP Chestnut Commons OH MOB Owner, LLC for the benefit of The Prudential Insurance Company of America.

36.	Leasehold Deed of Trust and Security Agreement (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, by CHP Lincoln Plaza AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

37.	Leasehold Deed of Trust and Security Agreement (North Mountain Medical Plaza) dated August 16, 2013, by CHP North Mountain AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

38.	Deed of Trust (Escondido Medical Arts Centre) dated August 16, 2013, by CHP Escondido CA MOB Owner, LLC for the benefit of The Prudential Insurance Company of America.

39.	Open-End Mortgage and Security Agreement (Cleveland Clinic Chestnut Commons) dated August 16, 2013, by CHP Chestnut Commons OH MOB Owner, LLC for the benefit of The Prudential Insurance Company of America.

40.	Leasehold Deed of Trust and Security Agreement (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, by CHP Lincoln Plaza AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

The following guaranties of lease agreements were not filed as exhibits to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Lima OH Senior Living, LLC (Landlord).

2.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Council Bluffs IA Senior Living, LLC (Landlord).

3.	Guaranty of Lease dated as of December 19, 2012 made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Decatur IL Senior Living, LLC (Landlord).

4.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Aberdeen SD Senior Living, LLC (Landlord).

The following recourse liabilities guaranties were not filed as exhibits pursuant to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Recourse Liabilities Guaranty (Curry House) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

2.	Recourse Liabilities Guaranty (Symphony Manor) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

3.	Recourse Liabilities Guaranty (Woodholme Gardens) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

4.	Recourse Liabilities Guaranty (Tranquility at Fredericktowne) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

5.	Recourse Liabilities Guaranty (Cleveland Clinic Chestnut Commons) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. (CHP Chestnut Commons OH MOB Owner, LLC) in favor of The Prudential Insurance Company of America.

6.	Recourse Liabilities Guaranty (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. in favor of The Prudential Insurance Company of America.

7.	Recourse Liabilities Guaranty (Escondido Medical Arts Centre) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. in favor of The Prudential Insurance Company of America.

8.	Recourse Liabilities Guaranty (North Mountain Medical Plaza) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. favor of The Prudential Insurance Company of America.

The following non-recourse obligations were not filed as exhibits to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

2.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

3.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

4.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

The following assignment of leases and rents has not been filed as exhibits to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Assignment of Leases and Rents – Project Commonly Known as “Primrose Retirement Community of Lima” dated August 19, 2013 executed by CHT Lima OH Senior Living, LLC in favor of Keybank National Association, as Agent.

The following assignment of leases and rents has not been filed as exhibits to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Supplemental Guaranty (Cleveland Clinic Chestnut Commons) dated August 16, 2013, executed by CHP Chestnut Commons OH MOB Owner, LLC in favor of The Prudential Insurance Company of America.

2.	Supplemental Guaranty (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, executed by CHP Lincoln Plaza AZ MOB Owner, LLC in favor of The Prudential Insurance Company of America.

3.	Supplemental Guaranty (Escondido Medical Arts Centre) dated August 16, 2013, executed by CHP Escondido CA MOB Owner, LLC in favor of The Prudential Insurance Company of America.

4.	Supplemental Guaranty (North Mountain Medical Plaza) dated August 16, 2013, executed by CHP North Mountain AZ MOB Owner, LLC in favor of The Prudential Insurance Company of America.

The following purchase and sale agreements have not been filed as an exhibit to this Post-effective Amendment No. 6 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Medford LLC and CHP Partners, LP.

2.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Auburn Assisted Living LLC and CHP Partners, LP.

3.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Beaverton LLC and CHP Partners, LP.

4.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Billings LLC and CHP Partners, LP.

5.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Boise LLC and CHP Partners, LP.

6.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Albany Assisted Living, LLC (DBA Cambridge Terrace) and CHP Partners, LP.

7.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Sandy Assisted Living LLC (DBA Cascadia Village) and CHP Partners, LP.

8.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Five Rivers Assisted Living & Retirement Community, LLC and CHP Partners, LP.

9.	Purchase and Sale Agreement dated as of August 21, 2013 by and between JILAR Cottages L.L.C. and CHP Partners, LP.

10.	Purchase and Sale Agreement dated as of August 21, 2013 by and between JILAR Enterprises L.L.C. and CHP Partners, LP.

11.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Bend LLC and CHP Partners, LP.

12.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Gresham Assisted Living LLC and CHP Partners, LP.

13.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Idaho Falls LLC and CHP Partners, LP.

14.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Longview Monticello, LLC and CHP Partners, LP.

15.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Roseburg Assisted Living LLC (DBA Oak Park Assisted Living Community) and CHP Partners, LP.

16.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Orchard Heights Senior Community, LLC and CHP Partners, LP.

17.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Tualatin Assisted Living LLC (DBA Riverwood Assisted Living Residence) and CHP Partners, LP.

18.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Yelm LLC and CHP Partners, LP.

19.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Southern Hills Assisted Living Community, LLC and CHP Partners, LP.

20.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Sparks LLC and CHP Partners, LP.

21.	Purchase and Sale Agreement dated as of August 21, 2013 by and between West Hills Assisted Living Community LLC and CHP Partners, LP.